UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2019

Date of reporting period:	August 1, 2018 — July 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Tax-Free High Yield Fund

Annual report
7 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTHAX

Putnam
Tax-Free High Yield
Fund

Annual report
7 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

September 10, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds that are exempt from federal and state income taxes.

Meticulous credit research

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Members of Putnam’s fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade municipal bonds and help build a well-diversified portfolio.

2 Tax-Free High Yield Fund

Tax benefits can make municipal bond income more attractive

While the stated pretax yields on municipal bonds may be lower than those of taxable bonds, their taxable equivalent yields can be higher since the income most of these bonds pay is exempt from federal income tax.

Source: Putnam, as of 7/31/19. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2018 (August 2019). Most recent data available.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/19. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Tax-Free High Yield Fund

Paul, what were the market conditions for municipal bonds during the reporting period?

Municipal bonds performed well, delivering solid performance that outperformed U.S. Treasuries and was in a range similar to that of the broader U.S. stock and bond markets for the period. During the early months of the period, however, rising interest rates created headwinds for the markets. With solid U.S. economic growth and a combination of low unemployment and rising wages, the Federal Reserve raised short-term interest rates two times in September and December 2018 to help temper potential inflationary pressure. In addition to higher rates, the partial U.S. government shutdown, slowing global growth, and U.S.–China trade tariffs contributed to a challenging fourth quarter of 2018 for risk assets.

However, with U.S. and global growth moderating, the Fed became quite dovish in its outlook at the December 2018 meeting and signaled a more patient approach to future rate increases. Fed Chair Jerome Powell added that there were a number of “cross currents emerging” that warranted a reduction in hikes

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax-Free High Yield Fund

in 2019 from three to two. At its March 2019 meeting, the Fed acknowledged that U.S. economic growth had slowed from its solid pace in the fourth quarter of 2018 and then surprised investors by saying that no more hikes would be coming in 2019. At the Fed’s June 2019 meeting, policymakers removed “patience” from their statement and acknowledged that “uncertainties” had increased in the economic outlook. With economic data softening, due in part to strained trade relations between the United States and China, Powell indicated that the next rate move would likely be a cut. Just before the close of the reporting period, the Fed reduced its benchmark rate by a quarter percentage point. Powell described the reduction as a “mid-cycle adjustment” to help get the economy moving again and added that the adjustment didn’t represent the “beginning of a lengthy cutting cycle.”

Against this backdrop, yields declined across the U.S. Treasury yield curve, with the bellwether 10-year Treasury falling from 2.96% at the beginning of the fiscal year to 2.01% on July 31, 2019. The drop in interest rates was a tailwind for the municipal market, which took its cue from Treasuries. [Bond prices generally rise as interest rates fall.]

Did supply/demand technicals factor into the performance of the asset class?

Positive supply/demand dynamics helped to support municipal bond prices. Municipal bond funds saw record inflows of $57 billion year to date through July 31, 2019 — the highest year to date on record, as investors sought their tax-free income, perceived lower volatility, and stable credit fundamentals. A lack of substantial selling by institutional investors, most notably banks, also supported municipal bond prices. Finally, the dearth of new issuance was met by robust demand. The combination of record demand and relatively low new-issue supply helped to push municipal bond valuations to multi-year highs by period-end.

How did the fund perform during the reporting period?

For the 12 months ended July 31, 2019, the fund outperformed the average return of its Lipper peer group, High Yield Municipal Debt Funds, but underperformed the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark].

How did the changing rate environment affect your strategy during the period?

With investors positioning for a period of easing monetary policy, the municipal bond yield curve flattened during the period given the increased demand for longer-maturity bonds. The flattening of the municipal yield curve and what we viewed as relatively rich valuations made us slightly more cautious in our yield curve positioning, which favored intermediate maturities over long maturities. That said, in our view, stable credit fundamentals and positive supply/demand technicals remained supportive of the asset class at period-end, which was reflected by tighter credit spreads.

Given the changing landscape, we moved the fund to more of a slightly defensive position toward the end of the period by reducing our yield curve exposure. The fund’s yield curve positioning continued to reflect a bulleted portfolio structure focused on longer intermediate-term maturities but to a lesser degree than at the beginning of the period. That said, the fund still held an overweight position in bonds with longer intermediate maturities and an underweight exposure to long maturity holdings compared with the fund’s benchmark. With the municipal yield curve flat by historical standards, we reduced the fund’s exposure to long maturity bonds and redeployed the

Tax-Free High Yield Fund 7

proceeds into shorter and intermediate maturity bonds. In our opinion, these bonds have a more favorable risk/return profile.

The fund held an overweight exposure to higher-quality bonds rated A and BBB and an underweight exposure to non-rated bonds relative to the fund’s Lipper peer group. The fund’s overweight in bonds rated BBB was especially beneficial, as they outperformed the market when the Fed’s outlook became more dovish. We continued to look for what we viewed as attractively priced opportunities to move higher up the credit-quality spectrum. From a sector positioning perspective, we favored continuing-care retirement community, charter schools, and state general obligation [GO] bonds, including those issued by the state of Illinois, relative to the fund’s Lipper peer group.

In our state strategy, we believe the financial profile of the state of Illinois continues to stabilize, which was not completely reflected by market spreads, in our view. Thus, we believe these holdings look attractive from a fundamental and relative value standpoint. In August 2019, Fitch Ratings upgraded its outlook to stable for Illinois and affirmed the state’s BBB rating. This positive development came on the heels of a lawsuit that was filed in July 2019 that argued the state’s pension bond sale in 2003 and tax-exempt debt issued in 2017 were debt refinancings prohibited by the Illinois constitution. Illinois GOs sold off modestly following the announcement, but we believe Illinois has a strong chance of prevailing as the case proceeds through litigation.

In February 2019, Puerto Rico reached an important milestone in its planned financial recovery. Federal bankruptcy Judge Laura Taylor Swain formally approved a major debt restructuring plan for Puerto Rico’s sales tax bonds issued by Puerto Rico’s Sales Tax Financing Corporation, COFINA. The restructured bonds were downsized — to about $12 billion — into one new single lien security. The ruling brings clarity, and the bond restructuring is a positive step in helping resolve Puerto Rico’s debt crisis, we believe. Just before period-end, Governor Ricardo Rossello resigned amid protests demanding his exit after texts were leaked that pointed to possible

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

wrongdoing in his political circle. The fund remained underweight in its exposure to Puerto Rico’s municipal bonds during the period compared with its Lipper peer group due to the Commonwealth’s uncertain economic recovery and a perceived lack of institutional credibility across Puerto Rico’s government.

What is your outlook for interest rates and the municipal bond market?

We believe the U.S.–China trade war is creating headwinds for the U.S. economy, which saw its rate of growth decline from 3.1% in the first quarter of 2019 to 2.1% in the second quarter. Internationally, global growth is also showing the effects of the trade war, with Germany and the United Kingdom experiencing weaker growth as well as China. Given the growth-dampening effects of the trade conflict, mild inflation, and a tight labor market, we believe the Fed will reduce interest rates a few more times over the next six to twelve months. Our base case is for slower U.S. and global growth, but we don’t believe a U.S. recession is imminent.

On the subject of risks in the municipal bond market, although unfunded pension liabilities remain a concern for some municipalities, defaults for investment-grade municipal bonds have been rare and remain isolated to the lowest tiers of the ratings universe. The asset class also has demonstrated a low correlation to equities in recent years, suggesting that they could help play a defensive role in a diversified investment portfolio during periods of equity market volatility.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax-Free High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/20/93)
Before sales charge	6.03%	94.49%	6.88%	28.32%	5.11%	11.22%	3.61%	6.98%
After sales charge	5.90	86.71	6.44	23.18	4.26	6.78	2.21	2.70
Class B (9/9/85)
Before CDSC	6.03	85.27	6.36	24.44	4.47	9.15	2.96	6.39
After CDSC	6.03	85.27	6.36	22.44	4.13	6.18	2.02	1.39
Class C (2/1/99)
Before CDSC	5.78	80.22	6.07	23.51	4.31	8.66	2.81	6.15
After CDSC	5.78	80.22	6.07	23.51	4.31	8.66	2.81	5.15
Class M (12/29/94)
Before sales charge	5.78	89.34	6.59	26.60	4.83	10.32	3.33	6.69
After sales charge	5.68	83.19	6.24	22.48	4.14	6.74	2.20	3.23
Class R6 (5/22/18)
Net asset value	5.86	99.50	7.15	29.86	5.36	12.01	3.85	7.30
Class Y (1/2/08)
Net asset value	5.86	99.39	7.14	29.79	5.35	11.95	3.84	7.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Tax-Free High Yield Fund

Comparative index returns For periods ended 7/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	6.42%	57.24%	4.63%	20.33%	3.77%	8.65%	2.80%	7.31%
Lipper High Yield Municipal
Debt Funds category	6.13	91.00	6.64	28.33	5.09	11.22	3.60	6.77
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/19, there were 184, 152, 134, 86, and 4 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,527 and $18,022, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $18,319. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $19,950 and $19,939, respectively.

Tax-Free High Yield Fund 11

Fund price and distribution information For the 12-month period ended 7/31/19

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	12		12	12	12		12	12
Income[1]	$0.468316		$0.391109	$0.372465	$0.434320		$0.499292	$0.498029
Capital gains[2]	—		—	—	—		—	—
Total	$0.468316		$0.391109	$0.372465	$0.434320		$0.499292	$0.498029
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
7/31/18	$12.49	$13.01	$12.51	$12.52	$12.49	$12.91	$12.54	$12.54
7/31/19	12.87	13.41	12.90	12.90	12.87	13.30	12.93	12.92
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	3.34%	3.20%	2.72%	2.57%	3.07%	2.97%	3.58%	3.57%
Taxable equivalent[4]	5.64	5.41	4.59	4.34	5.19	5.02	6.05	6.03
Current 30-day
SEC yield[5]	N/A	2.32	1.80	1.65	N/A	2.08	2.67	2.65
Taxable equivalent[4]	N/A	3.92	3.04	2.79	N/A	3.51	4.51	4.48

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Tax-Free High Yield Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/20/93)
Before sales charge	6.02%	96.84%	7.01%	27.91%	5.05%	10.55%	3.40%	6.58%
After sales charge	5.90	88.96	6.57	22.79	4.19	6.13	2.00	2.31
Class B (9/9/85)
Before CDSC	6.02	87.32	6.48	24.05	4.40	8.58	2.78	5.99
After CDSC	6.02	87.32	6.48	22.05	4.07	5.63	1.84	0.99
Class C (2/1/99)
Before CDSC	5.77	82.40	6.19	23.02	4.23	8.01	2.60	5.75
After CDSC	5.77	82.40	6.19	23.02	4.23	8.01	2.60	4.75
Class M (12/29/94)
Before sales charge	5.78	91.63	6.72	26.20	4.76	9.66	3.12	6.29
After sales charge	5.67	85.40	6.37	22.09	4.07	6.10	1.99	2.83
Class R6 (5/22/18)
Net asset value	5.85	101.90	7.28	29.44	5.30	11.34	3.64	6.89
Class Y (1/2/08)
Net asset value	5.85	101.96	7.28	29.48	5.30	11.37	3.65	6.88

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/18	0.82%	1.44%	1.59%	1.09%	0.56%*	0.59%
Annualized expense ratio for the
six-month period ended 7/31/19†	0.85%	1.47%	1.62%	1.12%	0.60%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/19 to 7/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.35	$7.51	$8.28	$5.73	$3.07	$3.18
Ending value (after expenses)	$1,064.60	$1,061.20	$1,060.40	$1,063.20	$1,065.70	$1,065.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/19, use the following calculation method. To find the value of your investment on 2/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.26	$7.35	$8.10	$5.61	$3.01	$3.11
Ending value (after expenses)	$1,020.58	$1,017.50	$1,016.76	$1,019.24	$1,021.82	$1,021.72

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Tax-Free High Yield Fund

Consider these risks before investing

Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Tax-Free High Yield Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

16 Tax-Free High Yield Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2019, Putnam employees had approximately $478,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax-Free High Yield Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Tax-Free High Yield Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Tax-Free High Yield Fund 19

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2020. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this

20 Tax-Free High Yield Fund

regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

Tax-Free High Yield Fund 21

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 180, 152 and 126 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Tax-Free High Yield Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax-Free High Yield Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam Tax-Free High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Tax-Free High Yield Fund (one of the funds constituting Putnam Tax-Free Income Trust, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Tax-Free High Yield Fund

The fund’s portfolio 7/31/19

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	NATL National Public Finance Guarantee Corp.
AGC Assured Guaranty Corp.	U.S. Govt. Coll. U.S. Government Collateralized
AGM Assured Guaranty Municipal Corporation	VRDN Variable Rate Demand Notes, which are floating-
AMBAC AMBAC Indemnity Corporation	rate securities with long-term maturities that carry
COP Certificates of Participation	coupons that reset and are payable upon demand
FRN Floating Rate Notes: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate or yield at the close of the reporting period.	current interest rate at the close of the reporting
Rates may be subject to a cap or floor. For certain	period. Rates are set by remarketing agents and may
securities, the rate may represent a fixed rate currently	take into consideration market supply and demand,
in place at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
G.O. Bonds General Obligation Bonds	Index rate, which was 1.40% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (101.4%)*	Rating**	Principal amount	Value
Alabama (1.5%)
Black Belt Energy Gas Dist. Mandatory Put Bonds
(12/1/23), Ser. A, 4.00%, 12/1/48	A3	$1,200,000	$1,301,712
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	3,000,000	3,596,070
zero %, 10/1/46	BBB	8,800,000	8,351,640
			13,249,422
Alaska (1.7%)
Northern Tobacco Securitization Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/46	B3	13,070,000	13,086,338
(Tobacco Settlement), Ser. C, zero %, 6/1/46	B/P	20,860,000	2,042,820
			15,129,158
Arizona (3.0%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	1,500,000	1,632,675
Casa Grande, Indl. Dev. Auth. Rev. Bonds,
(Casa Grande Regl. Med. Ctr.)
Ser. A, 7.625%, 12/1/29 (acquired 06/19/14,
cost $16,664) ∆∆ F	D/P	5,575,000	16,664
7.25%, 12/1/19 (acquired 06/19/14,
cost $1,495) ∆∆ F	D/P	500,000	1,495
Chandler, Indl. Dev. Auth. Mandatory Put Bonds
(6/3/24), (Intel Corp.), 5.00%, 6/1/49	A1	2,000,000	2,316,740
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	1,000,000	1,062,330
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Choice Academies, Inc.), 5.375%, 9/1/32	BB	1,000,000	1,047,720
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	3,800,000	4,085,380
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	750,000	791,955
5.00%, 7/1/35	BB	1,500,000	1,610,100
Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,878,450

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Phoenix, Indl. Dev. Auth. Student Hsg. Rev. Bonds,
(Downtown Phoenix Student Hsg., LLC-AZ State U.),
Ser. A, 5.00%, 7/1/37	Baa3	$750,000	$869,678
Pinal Cnty., Indl. Dev. Auth. Env. Fac. 144A Rev.
Bonds, (Green Bond), 7.25%, 10/1/33	BB–/P	4,000,000	4,386,360
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	1,525,000	1,980,945
5.00%, 12/1/32	A3	1,500,000	1,927,980
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds,
(Yavapai Regl. Med.), 5.00%, 8/1/36	A2	800,000	935,288
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,600,000	1,668,992
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	534,570
			26,747,322
California (7.2%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	1,295,000	1,398,328
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig.
Group), Ser. C, 1.42%, 8/1/52	VMIG 1	2,760,000	2,760,000
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB	1,000,000	1,138,950
CA State Mandatory Put Bonds (4/1/20), Ser. B,
2.193%, 4/1/47	Aa3	8,800,000	8,796,568
CA State VRDN, Ser. A-2, 0.82%, 5/1/33	VMIG 1	430,000	430,000
CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds, (Caritas Affordable Hsg., Inc.),
5.25%, 8/15/39	BBB+	800,000	901,872
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A
5.25%, 8/1/42	BB	850,000	890,248
5.00%, 8/1/32	BB	665,000	698,370
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	5,090,000	5,436,680
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,912,007
CA State Statewide Cmnty. Dev. Auth. College
Hsg. 144A Rev. Bonds, (CA College of the Arts),
5.25%, 7/1/49	BB+	1,000,000	1,136,520
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	BB/P	500,000	542,410
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/42	BB/P	1,750,000	1,901,743
(Terraces at San Joaquin Gardens), Ser. A,
5.625%, 10/1/32	BB/P	1,105,000	1,198,140
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	934,805
(American Baptist Homes of the West),
5.00%, 10/1/43	A–/F	1,000,000	1,064,680
Golden State Tobacco Securitization
Corp. Rev. Bonds
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/47	BB/P	6,000,000	6,063,120
Ser. A-1, 5.00%, 6/1/26	BBB+	1,400,000	1,654,996

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
California cont.
Irvine, Unified School Dist. VRDN (Cmnty. Fac. Dist.
No. 09), Ser. 1, 1.42%, 9/1/54	VMIG 1	$1,250,000	$1,250,000
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	775,000	823,872
Long Beach, Bond Fin. Auth. Rev. Bonds,
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/37	A2	2,000,000	2,769,920
Los Angeles, Dept. of Wtr. & Pwr. VRDN, Ser. B-5,
1.05%, 7/1/34	VMIG 1	5,000,000	5,000,000
Morongo Band of Mission Indians 144A Rev. Bonds,
Ser. B, 5.00%, 10/1/42	BBB–/F	3,650,000	4,103,294
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	1,000,000	1,068,750
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB	750,000	830,813
San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
VRDN Rev. Bonds, Ser. B, 1.20%, 5/1/58	VMIG 1	1,000,000	1,000,000
San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac.
Dist. Special Tax Bonds, (No. 6 Mission Bay South),
Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,005,380
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	8,000,000	2,185,040
Southern CA Pub. Pwr. Auth. Rev. Bonds,
(Natural Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,617,165
Sunnyvale, Special Tax Bonds, (Cmnty. Fac.
Dist. No. 1), 7.75%, 8/1/32	B+/P	3,780,000	3,791,945
			64,305,616
Colorado (4.4%)
Aviation Station North Metro. Dist. No. 2 G.O. Bonds,
Ser. A, 5.00%, 12/1/48	B+/P	1,000,000	1,032,840
Broadway Station Metro. Dist. No. 2 Co. G.O. Bonds,
Ser. A, 5.125%, 12/1/48	B/P	1,500,000	1,568,250
Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	850,000	912,093
CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	A2	1,000,000	475,970
Ser. A, NATL, zero %, 9/1/28	A2	5,000,000	4,075,300
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	875,335
(Christian Living Cmntys.), 5.25%, 1/1/37	BB/P	750,000	785,603
(Christian Living Cmntys.), 5.125%, 1/1/30	BB/P	1,415,000	1,490,221
(Evangelical Lutheran Good Samaritan
Society Oblig. Group (The)), 5.00%, 12/1/33
(Prerefunded 6/1/22)	BBB+	3,250,000	3,581,143
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/47	BB+/F	250,000	279,760
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/37	BB+/F	1,000,000	1,142,470
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/48	BB+/F	500,000	526,355

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Colorado cont.
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/39	BB+/F	$2,000,000	$2,119,980
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	2,000,000	2,207,140
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A2	12,000,000	7,610,280
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	330,000	348,308
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	3,000,000	3,131,640
Pub. Auth. for CO Energy Rev. Bonds, (Natural Gas
Purchase), 6.50%, 11/15/38	A2	2,000,000	2,979,900
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1
5.00%, 12/1/47	Ba1	1,000,000	1,101,430
5.00%, 12/1/37	Ba1	500,000	558,360
Trails at Crowfoot Metro. Dist. No. 3 G.O. Bonds,
Ser. A, 5.00%, 12/1/49	B+/P	2,000,000	2,023,760
			38,826,138
Connecticut (0.6%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	1,500,000	1,652,640
CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds, (Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/46	BB/F	1,000,000	1,061,730
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	2,500,000	2,792,250
			5,506,620
Delaware (1.4%)
DE State Econ. Dev. Auth. Rev. Bonds
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	3,000,000	3,099,990
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/46	BB+	1,820,000	1,943,414
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/36	BB+	700,000	759,710
DE State Hlth. Fac. Auth. Rev. Bonds, (Bayhealth
Med. Ctr.), Ser. A, 4.00%, 7/1/40	AA–	1,250,000	1,352,838
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.50%, 10/1/38	VMIG 1	2,025,000	2,025,000
Millsboro Special Oblig. 144A Tax Alloc. Bonds,
(Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB–/P	3,500,000	3,757,530
			12,938,482
District of Columbia (1.3%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB–	3,945,000	4,124,024
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB–/P	2,195,000	2,327,293
(Kipp DC), Ser. B, 5.00%, 7/1/37	BBB+	3,315,000	3,874,307
DC, Rev. Bonds, (Methodist Home of The DC (The)),
Ser. A, 5.25%, 1/1/39	BB–/P	765,000	771,411
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, Ser. B, zero %, 10/1/40	Baa1	995,000	477,540
			11,574,575

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Florida (4.7%)
Cap. Trust Agcy. Senior Living 144A Rev. Bonds,
(H-Bay Ministries, Inc.-Superior Residencies), Ser. C,
7.50%, 7/1/53	B–/P	$750,000	$774,638
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	500,000	522,820
Charlotte Cnty., Indl. Dev. Auth. Util. Syst. 144A Rev.
Bonds, (Town & Country Util.), 5.00%, 10/1/49	B/P	500,000	536,290
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	560,000	627,463
Greater Orlando Aviation Auth. Rev. Bonds,
(JetBlue Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,064,810
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl.
Hlth.), 5.00%, 11/15/45	A2	5,885,000	6,554,890
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.00%, 5/1/36	B+/P	900,000	940,185
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	970,000	1,012,632
Lakewood Ranch, Stewardship Dist. 144A Special
Assmt. Bonds, (Northeast Sector), 5.30%, 5/1/39	B–/P	1,250,000	1,338,300
Lee Cnty., Indl. Dev. Auth. Rev. Bonds,
(Shell Point/Waterside Hlth.)
5.00%, 11/15/44	BBB+	1,800,000	2,079,936
5.00%, 11/15/39	BBB+	750,000	875,310
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	BBB+	3,000,000	3,054,930
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	2,195,000	2,387,172
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	750,000	793,200
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds,
(Republic Drive/Universal), 5.00%, 4/1/24	A–/F	2,000,000	2,166,260
Palm Beach Cnty., 144A Rev. Bonds, (PBAU Hsg.),
Ser. A, 5.00%, 4/1/39	Ba1	500,000	549,400
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds,
(2017 Foundation for Global Understanding, Inc.)
5.00%, 7/1/39 ##	AAA/P	1,770,000	2,016,579
5.00%, 7/1/29 ##	BBB/P	500,000	592,915
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Village on the Isle), Ser. A, 5.00%, 1/1/42	BBB–/F	1,200,000	1,314,804
Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev.
Bonds, (Village of Isle)
5.00%, 1/1/31	BBB–/F	1,285,000	1,446,100
5.00%, 1/1/30	BBB–/F	750,000	847,268
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	1,440,000	1,618,459
Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6.00%, 5/1/36	B–/P	1,450,000	1,456,018
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	940,000	966,094

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Florida cont.
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	$1,090,000	$1,219,884
Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	2,740,000	2,848,011
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	1,250,000	1,316,938
Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds,
(Phase II), 6.125%, 5/1/39	BBB–/P	740,000	762,836
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	250,000	259,995
			41,944,137
Georgia (1.6%)
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds,
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	2,000,000	2,117,500
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds,
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	1,250,000	1,382,338
GA State Private College & U. Auth. Rev. Bonds,
(Mercer U.), Ser. A, 5.00%, 10/1/32	Baa1	1,100,000	1,159,763
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,365,000	1,496,450
5.00%, 3/1/37	BBB–/F	2,385,000	2,648,137
Main Street Natural Gas, Inc. Rev. Bonds, (GA Gas),
Ser. A, 5.50%, 9/15/21	A–	1,255,000	1,359,040
Muni. Election Auth. of GA Rev. Bonds, (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	3,500,000	3,837,995
			14,001,223
Guam (0.1%)
Territory of GU, Dept. of Ed. COP, (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	500,000	515,045
			515,045
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds,
(Kahala Nui), 5.125%, 11/15/32	A/F	1,050,000	1,162,224
			1,162,224
Idaho (0.1%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	589,690
			589,690
Illinois (13.2%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	7,040,000	8,251,514
Ser. A, 5.50%, 1/1/49	BBB+	2,000,000	2,298,120
Ser. D-05, 5.50%, 1/1/37	BBB+	3,250,000	3,597,945
Ser. G-07, 5.50%, 1/1/35	BBB+	1,200,000	1,334,340
Ser. A, 5.00%, 1/1/44	BBB+	2,000,000	2,210,060
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	4,909,000	4,937,669

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B+	$4,000,000	$4,303,240
Ser. H, 5.00%, 12/1/36	B+	4,600,000	5,120,904
Chicago, Board of Ed. 144A G.O. Bonds, Ser. A,
7.00%, 12/1/46	B+	1,500,000	1,873,410
Chicago, Motor Fuel Tax Rev. Bonds
AGM, 5.00%, 1/1/30	AA	200,000	222,190
5.00%, 1/1/28	Ba1	1,000,000	1,069,960
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C
5.00%, 1/1/34	A	1,950,000	2,184,254
5.00%, 1/1/33	A	1,000,000	1,123,810
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/42	A	650,000	696,209
5.00%, 11/1/39	A	1,075,000	1,191,347
5.00%, 11/1/30	A	1,400,000	1,641,304
5.00%, 11/1/28	A	1,500,000	1,777,845
Cook Cnty., G.O. Bonds, 5.00%, 11/15/34	AA–	1,000,000	1,156,590
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	817,000	817,531
IL Fin. Auth. Rev. Bonds, (Navistar Intl. Recvy. Zone),
6.75%, 10/15/40	BB–	1,155,000	1,200,565
IL State G.O. Bonds
Ser. A, 5.25%, 12/1/30	Baa3	5,000,000	5,676,850
5.25%, 2/1/30	Baa3	3,000,000	3,277,140
5.00%, 11/1/41	Baa3	1,900,000	2,063,894
5.00%, 1/1/41	Baa3	1,000,000	1,078,630
5.00%, 2/1/39	Baa3	500,000	530,495
Ser. A, 5.00%, 5/1/38	Baa3	2,500,000	2,775,575
5.00%, 11/1/34	Baa3	2,250,000	2,482,290
Ser. A, 5.00%, 10/1/33	Baa3	1,025,000	1,159,870
Ser. A, 5.00%, 12/1/31	Baa3	7,200,000	8,004,024
Ser. C, 5.00%, 11/1/29	Baa3	6,650,000	7,473,536
5.00%, 2/1/29	Baa3	2,000,000	2,266,900
Ser. A, 5.00%, 12/1/28	Baa3	2,700,000	3,053,781
Ser. D, 5.00%, 11/1/28	Baa3	2,000,000	2,260,820
Ser. A, 5.00%, 10/1/27	Baa3	2,000,000	2,301,080
Ser. D, 5.00%, 11/1/26	Baa3	4,655,000	5,243,811
IL State Fin. Auth. Rev. Bonds
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	1,000,000	1,076,000
(Plymouth Place), 5.25%, 5/15/45	BB+/F	850,000	901,196
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	500,000	540,180
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/47	BBB+	850,000	953,717
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/42	BBB+	500,000	562,620
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/34	A+	1,400,000	1,635,522
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	200,000	234,558

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State Fin. Auth. Rev. Bonds
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/30	A+	$400,000	$477,044
(Windy City Portfolio), Ser. A-1, 4.375%, 12/1/42	BB–/P	1,750,000	1,398,968
(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	600,000	646,638
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	4,000,000	4,467,560
Metro. Pier & Exposition Auth. Rev.
Bonds, (McCormick Place Expansion),
Ser. B, stepped-coupon zero % (4.850%, 6/15/31),
12/15/42 ††	BBB	3,000,000	1,962,630
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	2,000,000	2,383,760
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	3,000,000	3,644,100
			117,541,996
Indiana (0.7%)
IN State Fin. Auth. Hosp. Rev. Bonds, (Goshen Hlth.
Obligated Group), Ser. A
4.00%, 11/1/43	A–	3,250,000	3,497,845
4.00%, 11/1/36	A–	465,000	511,193
Valparaiso, Exempt Facs. Rev. Bonds,
(Pratt Paper, LLC), 6.75%, 1/1/34	B+/P	1,875,000	2,185,013
			6,194,051
Iowa (0.3%)
IA State Fin. Auth. Midwestern Disaster Rev. Bonds,
(IA Fertilizer Co., LLC), 5.25%, 12/1/25	B+	2,250,000	2,448,338
			2,448,338
Kansas (0.3%)
Wichita, Hlth. Care Fac. Rev. Bonds,
(Presbyterian Manors), Ser. I, 5.00%, 5/15/38	BB–/P	1,000,000	1,065,020
Wyandotte, Cnty./Kansas City, Unified Govt. 144A
Rev. Bonds, (Legends Apt. Garage & West Lawn),
4.50%, 6/1/40	AA	1,470,000	1,519,054
			2,584,074
Kentucky (1.8%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home
Indpt. Living), 5.00%, 5/15/36	BB/P	2,000,000	2,145,980
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	2,000,000	2,245,900
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	375,000	431,089
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	1,400,000	1,464,344
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A3	8,500,000	9,415,875
			15,703,188

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Louisiana (0.2%)
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	$1,000,000	$10
Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds,
(Impala Warehousing, LLC), 6.50%, 7/1/36	B+/P	1,000,000	1,101,500
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	765,000	822,176
			1,923,686
Maine (0.5%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba3	3,000,000	3,307,920
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B2	1,000,000	1,120,500
			4,428,420
Maryland (1.0%)
Frederick Cnty., Edl. Fac. 144A Rev. Bonds,
(Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	562,475
Prince Georges Cnty., Rev. Bonds,
(Collington Episcopal Life Care Cmnty., Inc.),
5.25%, 4/1/37	BB/P	1,800,000	1,958,310
Prince Georges Cnty., Special Oblig. 144A Tax Alloc.
Bonds, (Westphalia Town Ctr.)
5.25%, 7/1/48	B/P	2,000,000	2,190,300
5.125%, 7/1/39	B/P	300,000	328,752
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	750,000	838,973
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,226,650
			9,105,460
Massachusetts (1.6%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Communities), Ser. A, 6.00%, 1/1/33	BBB/P	250,000	280,070
(Loomis Communities), Ser. A, U.S. Govt. Coll.,
6.00%, 1/1/33 (Prerefunded 1/1/23)	AAA/P	250,000	295,955
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	BB+	1,000,000	1,090,720
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,056,440
(Atrius Hlth. Oblig. Group), Ser. A, 4.00%, 6/1/49	BBB	5,000,000	5,315,300
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	1,186,016	333,864
MA State Dev. Fin. Agcy. VRDN, (Boston U.), Ser. U-6E,
1.43%, 10/1/42	VMIG 1	1,000,000	1,000,000
MA State Dev. Fin. Agcy. 144A Rev. Bonds,
(Linden Ponds, Inc. Fac.), 5.125%, 11/15/46	BB/F	2,000,000	2,187,080
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28	B/P	2,035,000	2,036,079
			14,595,508
Michigan (2.3%)
Detroit, G.O. Bonds
5.00%, 4/1/37	Ba3	350,000	384,048
5.00%, 4/1/36	Ba3	1,400,000	1,542,674

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 7.50%, 7/1/39	Ba1	$700,000	$729,932
Ser. A, 5.25%, 7/1/39	Ba1	500,000	527,850
MI State Fin. Auth. Rev. Bonds, (Local Govt.
Loan Program), Ser. F1, 4.50%, 10/1/29	BB+	650,000	705,829
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds,
(Lawrence Technological U.)
5.00%, 2/1/47	BB+	3,100,000	3,363,779
5.00%, 2/1/37	BB+	1,080,000	1,164,596
MI State Hosp. Fin. Auth. Rev Bonds (Trinity Hlth.
Credit Group), Ser. A, 5.00% 12/1/47 T	Aa3	11,000,000	12,054,349
			20,473,057
Minnesota (1.1%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/36	BB+	400,000	407,340
Duluth, COP, (Indpt. School Dist. No. 709), Ser. A
4.20%, 3/1/34	Ba2	725,000	770,929
4.00%, 3/1/28	Ba2	760,000	819,873
4.00%, 3/1/27	Ba2	730,000	787,035
3.00%, 3/1/21	Ba2	395,000	399,262
Forest Lake, Charter School Lease Rev. Bonds,
(LILA Bldg. Co.), Ser. A, 5.25%, 8/1/43	BB+	615,000	673,468
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	1,000,000	1,043,270
(Parnassus Preparatory School), Ser. A,
5.00%, 11/1/36	BB	1,500,000	1,605,165
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic)
Ser. A, 1.42%, 11/15/38	A-1+	500,000	500,000
Ser. B, 1.42%, 11/15/38	VMIG 1	2,050,000	2,050,000
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A,
6.375%, 9/1/31	BBB–	500,000	537,975
			9,594,317
Mississippi (1.3%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.)
Ser. A, 1.52%, 12/1/30	VMIG 1	1,720,000	1,720,000
Ser. B, 1.52%, 12/1/30	VMIG 1	775,000	775,000
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	9,350,000	9,357,293
			11,852,293
Missouri (1.3%)
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The))
Ser. C, 1.45%, 9/1/30	VMIG 1	1,000,000	1,000,000
Ser. D, 1.45%, 9/1/30	VMIG 1	3,900,000	3,900,000
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	1,625,000	1,725,555

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Missouri cont.
St. Louis Cnty., Indl. Dev. Auth. Sr. Living
Fac. Rev. Bonds
(Friendship Village), 5.00%, 9/1/48	BB+/F	$1,750,000	$1,937,215
(Friendship Village Oblig. Group), Ser. A,
5.00%, 9/1/38	BB+/F	3,000,000	3,354,360
			11,917,130
Nebraska (1.3%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A3	7,750,000	8,726,733
Central Plains, Energy Rev. Bonds, (NE Gas No. 3),
5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	3,000,000	3,256,290
			11,983,023
Nevada (1.3%)
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/35	B+/P	680,000	721,840
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/30	B+/P	510,000	542,268
(Dist. No. 607 Local Impt.), 5.00%, 6/1/22	BBB–/P	355,000	377,599
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	750,000	797,783
North Las Vegas, G.O. Bonds, AGM
4.00%, 6/1/34	AA	1,075,000	1,192,197
4.00%, 6/1/33	AA	1,400,000	1,558,914
4.00%, 6/1/32	AA	4,330,000	4,837,606
North Las Vegas, Local Impt. Special Assmt.
Bonds, (Valley Vista Special Impt. Dist. No. 64),
4.50%, 6/1/39	B/P	700,000	730,324
NV State Dept. of Bus. & Indl. 144A Rev. Bonds,
(Somerset Academy of Las Vegas), Ser. A,
5.00%, 12/15/38	BB	1,000,000	1,070,200
			11,828,731
New Hampshire (0.6%)
National Fin. Auth. 144A Rev. Bonds,
(Covanta Holding Corp.), Ser. C, 4.875%, 11/1/42	B1	2,100,000	2,188,305
NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19), (Casella Waste
Syst., Inc.), 4.00%, 4/1/29	B2	650,000	652,126
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds,
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	686,306
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A
6.25%, 7/1/42	B–/P	250,000	271,055
6.125%, 7/1/37	B–/P	1,000,000	1,081,560
			4,879,352
New Jersey (7.9%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds, (The Evergreens), 5.625%, 1/1/38	BB+/P	1,500,000	1,500,240
NJ State Econ. Dev. Auth. Rev. Bonds
(Paterson Charter School Science & Tech.), Ser. A,
6.10%, 7/1/44	BB–	655,000	672,849
(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB–	300,000	310,740

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Econ. Dev. Auth. Rev. Bonds
(Continental Airlines, Inc.), 5.50%, 6/1/33	BB	$2,000,000	$2,236,020
(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB–	2,250,000	2,257,110
Ser. EEE, 5.00%, 6/15/48	Baa1	4,000,000	4,524,960
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	500,000	554,960
Ser. EEE, 5.00%, 6/15/43	Baa1	3,910,000	4,448,016
Ser. DDD, 5.00%, 6/15/42	Baa1	1,500,000	1,685,475
Ser. EEE, 5.00%, 6/15/38	Baa1	2,500,000	2,875,100
(Provident Group-Montclair State U. Student Hsg.
& Properties), 5.00%, 6/1/37	AA	1,000,000	1,172,380
Ser. AAA, 5.00%, 6/15/36	Baa1	750,000	850,725
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/32	BBB–	1,000,000	1,142,840
(Biomedical Research), Ser. A, 5.00%, 7/15/29	Baa1	600,000	694,062
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,579,420
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds,
(UMM Energy Partners, LLC), Ser. A
5.00%, 6/15/37	Baa2	1,000,000	1,060,500
4.75%, 6/15/32	Baa2	170,000	179,748
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	BB	1,000,000	1,151,750
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds,
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,500,000	2,666,600
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	1,000,000	1,140,250
Ser. A, 5.00%, 12/15/35	Baa1	5,600,000	6,525,960
Ser. A, 5.00%, 12/15/34	Baa1	3,550,000	4,158,577
Ser. A, 5.00%, 12/15/33	Baa1	3,000,000	3,534,120
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. B, 5.00%, 6/1/46	BBB	7,200,000	7,801,272
Ser. A, 5.00%, 6/1/35	A–	5,000,000	5,881,200
Ser. A, 5.00%, 6/1/33	A–	6,750,000	8,030,408
			70,635,282
New Mexico (0.7%)
NM State Hosp. Equip. Loan Council First Mtge. Rev.
Bonds, (La Vida Expansion), Ser. A, 5.00%, 7/1/49	BBB–/F	5,755,000	6,448,132
			6,448,132
New York (2.1%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero% (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	553,704
NY City, Indl. Dev. Agcy. Rev. Bonds, (Yankee
Stadium), AGC, 7.00%, 3/1/49	AA	1,000,000	1,005,410
NY Counties, Tobacco Trust VI Rev. Bonds,
(Tobacco Settlement Pass Through), Ser. A-2B,
5.00%, 6/1/51	BBB	2,500,000	2,584,550
NY State Dorm. Auth. Non-State Supported Debt
144A Rev. Bonds, (Orange Regl. Med. Ctr.)
5.00%, 12/1/36	Baa3	1,100,000	1,277,397
5.00%, 12/1/35	Baa3	1,300,000	1,514,357

36 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19), (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	B2	$1,500,000	$1,508,775
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB–/P	1,250,000	1,403,150
(3 World Trade Ctr., LLC), Class 1-3, 5.00%, 11/15/44	BB–/P	6,750,000	7,418,925
Syracuse, Indl. Dev. Agcy. Rev. Bonds,
(Carousel Ctr.), Ser. A, 5.00%, 1/1/35	Ba2	1,000,000	1,092,060
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds,
(St. John’s Riverside Hosp.), Ser. A, 7.125%, 7/1/31	B–	435,000	431,816
			18,790,144
North Carolina (0.6%)
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Aldersgate United Methodist Retirement
Cmnty., Inc.), Ser. A, 5.00%, 7/1/47	BB/P	750,000	799,373
(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	1,500,000	1,578,255
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	1,625,000	1,773,606
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	1,000,000	1,067,800
			5,219,034
Ohio (5.5%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	10,485,000	10,569,902
Ser. A-3, 6.25%, 6/1/37	B–	7,300,000	7,353,655
Ser. A-2, 6.00%, 6/1/42	B3	4,015,000	3,999,703
Ser. A-2, 5.75%, 6/1/34	B–	3,925,000	3,830,761
Ser. C, zero %, 6/1/52	CCC/P	20,000,000	675,600
Ser. B, zero %, 6/1/47	CCC+/P	15,000,000	890,700
Centerville, Hlth. Care Rev. Bonds,
(Graceworks Lutheran Svcs.), 5.25%, 11/1/47	BB+/P	2,000,000	2,174,020
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Sq. Foundation),
5.25%, 12/1/38	BB+	1,065,000	1,225,943
Columbus, Swr. VRDN, Ser. B, 1.36%, 6/1/32	VMIG 1	400,000	400,000
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB/F	3,000,000	3,323,190
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp.
Syst., Inc.), Ser. C, 6.00%, 8/15/43	Baa1	250,000	250,943
Lancaster, Port Auth. Mandatory Put Bonds
(2/1/25), Ser. A, 5.00%, 8/1/49	Aa2	7,000,000	8,183,140
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	2,000,000	2,137,660
OH State Higher Edl. Fac. Comm. Rev. Bonds,
5.25%, 12/1/48	BB	750,000	807,233
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	2,225,000	2,419,376
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	235,000	253,295
			48,495,121

Tax-Free High Yield Fund 37

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Oklahoma (0.3%)
Tulsa, Muni. Arpt. Trust Rev. Bonds,
(American Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	$2,000,000	$2,181,580
			2,181,580
Oregon (0.2%)
Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds, (Pelton Round Butte Tribal), Ser. B,
6.375%, 11/1/33	A3	1,800,000	1,815,372
			1,815,372
Pennsylvania (4.8%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	765,000	791,568
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/47	Baa3	2,200,000	2,416,964
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/37	Baa3	1,000,000	1,115,920
(Chatham U.), Ser. A, 5.00%, 9/1/30	BBB–	1,500,000	1,602,195
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds,
(U.S. Steel Corp.), 5.75%, 8/1/42	B2	1,000,000	1,021,470
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB+	1,200,000	1,291,140
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	625,000	683,425
Dallas, Area Muni. Auth. U. Rev. Bonds,
(Misericordia U.), 5.00%, 5/1/48	Baa3	1,000,000	1,115,920
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/34	Baa3	800,000	862,336
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds,
(Scranton U.), 4.00%, 11/1/40	A–	1,230,000	1,299,790
Lancaster Cnty., Hosp. Auth. Rev. Bonds,
(Brethren Village), 5.125%, 7/1/37	BB+/F	700,000	756,399
Lancaster Cnty., Hosp. Auth. VRDN,
(Masonic Homes), Ser. D, 1.48%, 7/1/34	A-1	980,000	980,000
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac.
Rev. Bonds, (Moravian Manors, Inc.), Ser. A,
5.00%, 6/15/49	BB+/F	4,705,000	5,209,941
Lancaster, Indl. Dev. Auth. Rev. Bonds,
(Willow Valley Communities)
5.00%, 12/1/49	A/F	2,300,000	2,632,626
5.00%, 12/1/44	A/F	1,850,000	2,124,651
4.00%, 12/1/44	A/F	1,150,000	1,225,371
Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds, (Arcadia U.), 5.25%, 4/1/30	BBB	1,530,000	1,560,615
Montgomery Cnty., Indl. Auth. Rev. Bonds,
(Whitemarsh Continuing Care Retirement Cmnty.),
Ser. A, 5.25%, 1/1/48	BB–/P	1,500,000	1,560,600
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	2,000,000	2,148,860
Northeastern PA Hosp. & Ed. Auth. Rev. Bonds,
(Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB	1,000,000	1,048,280

38 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds, (U. Properties, Inc.-East Stroudsburg), Ser. A,
5.00%, 7/1/31	Baa3	$1,000,000	$1,140,770
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A3	2,600,000	3,066,180
5.00%, 12/1/24 ###	A1	4,000,000	4,717,080
Philadelphia, School Dist. G.O. Bonds, Ser. A,
5.00%, 9/1/30	A2	1,000,000	1,226,510
Susquehanna, Area Regl. Arpt. Auth. Syst. Rev.
Bonds, 5.00%, 1/1/35	Baa3	800,000	921,424
			42,520,035
Puerto Rico (0.4%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A-2, 5.00%, 7/1/58	B/P	240,000	230,700
Ser. A-2, 4.75%, 7/1/53	B/P	17,000	16,001
Ser. A-2, 4.55%, 7/1/40	B/P	600,000	577,512
Ser. A-1, 4.50%, 7/1/34	B/P	116,000	119,983
Ser. A-1, zero %, 7/1/33	B/P	159,000	89,387
Ser. A-1, zero %, 7/1/31	B/P	141,000	88,831
Ser. A-1, zero %, 7/1/29	B/P	109,000	76,759
Ser. A-1, zero %, 7/1/27	B/P	112,000	86,128
Ser. A-1, zero %, 7/1/24	B/P	66,000	56,615
Cmnwlth. of PR, Sales Tax Fin. Corp. (COFINA) Rev.
Bonds, Ser. 07A
zero %, 8/1/43	BBB/P	3,362,197	2,445,998
zero %, 8/1/43	BBB/P	1,107,133	152,231
			3,940,145
Rhode Island (0.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,000,000	3,171,420
			3,171,420
South Carolina (3.1%)
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev.
Bonds, (High Point Academy), Ser. A, 5.75%, 6/15/39	Ba1	2,000,000	2,243,060
SC State Jobs-Econ. Dev. Auth. Hosp. Rev. Bonds,
(Prisma Hlth. Oblig. Group), Ser. A, 5.00%, 5/1/43	A2	4,275,000	5,004,059
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	6,220,000	7,026,921
Ser. E, 5.25%, 12/1/55	A2	2,500,000	2,872,950
Ser. E, 5.00%, 12/1/48	A2	2,000,000	2,199,260
Ser. C, 5.00%, 12/1/46	A2	1,000,000	1,122,680
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	587,705
SC Trans. Infrastructure Bank Mandatory Put Bonds
(10/1/22), Ser. 03B, 2.05%, 10/1/31	A1	6,500,000	6,515,405
			27,572,040

Tax-Free High Yield Fund 39

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Tennessee (1.5%)
Metro. Govt. Nashville & Davidson Cnty., Hlth. &
Edl. Fac. Board Mandatory Put Bonds (7/1/21),
(Vanderbilt U. Med. Ctr.), Ser. D, 4.888%, 7/1/46	A3	$5,000,000	$5,139,400
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl.
Fac. Board Rev. Bonds, (Trevecca Nazarene U.)
5.00%, 10/1/48	BBB–/F	1,800,000	2,045,664
5.00%, 10/1/39	BBB–/F	800,000	921,072
5.00%, 10/1/34	BBB–/F	400,000	468,092
5.00%, 10/1/29	BBB–/F	600,000	716,040
Nashville, Metro. Dev. & Hsg. Agcy. 144A Tax Alloc.
Bonds, (Fifth & Broadway Dev. Dist.), 5.125%, 6/1/36	B+/P	1,250,000	1,364,375
Tennergy Corp., Gas Mandatory Put Bonds
(10/1/24), Ser. A, 5.00%, 2/1/50	Aa2	2,000,000	2,319,040
			12,973,683
Texas (8.8%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, 5.00%, 12/1/36	BBB–	815,000	921,512
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB–/P	6,000,000	6,677,640
(Idea Pub. Schools), 5.00%, 8/15/32	BBB+	2,100,000	2,253,741
(IDEA Pub. Schools), Ser. B, 5.00%, 8/15/27	BBB+	375,000	444,236
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A+	2,265,000	2,429,733
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	1,000,000	1,097,760
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN,
(The Methodist Hosp.), Ser. C-1, 1.50%, 12/1/24	A-1+	1,350,000	1,350,000
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc. Term. Project),
6.50%, 7/15/30	BB	3,200,000	3,459,040
Ser. B-1, 5.00%, 7/15/35	BB	200,000	222,388
Ser. B-1, 5.00%, 7/15/30	BB	2,650,000	2,978,521
Houston, Higher Ed. Fin. Co. Rev. Bonds,
(Cosmos Foundation), Ser. A
5.00%, 2/15/42	BBB	2,250,000	2,352,848
5.00%, 2/15/32	BBB	2,250,000	2,376,788
Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds, (Southwest Airlines Co.), 5.25%, 11/1/40	A3	4,000,000	4,152,640
Matagorda Cnty., Poll. Control Rev. Bonds,
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	3,000,000	3,534,180
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/38	BBB–	1,830,000	2,044,220
5.00%, 9/15/34	BBB–	170,000	192,273
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(MRC Sr. Living-Langford (The)), Ser. A,
5.50%, 11/15/52	B–/P	250,000	264,253
(MRC Senior Living-Langford (The)),
5.50%, 11/15/46	B–/P	700,000	742,581
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	1,050,000	1,129,118
(MRC Senior Living-Langford (The)),
5.375%, 11/15/36	B–/P	500,000	535,865

40 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Texas cont.
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	Ba1	$3,500,000	$3,616,760
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	531,330
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/38	AA	500,000	579,110
(Longhorn Village), 5.00%, 1/1/37	BB–/P	1,500,000	1,626,615
(MRC Crestview), 5.00%, 11/15/36	BB+/F	350,000	377,941
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/32	AA	700,000	827,393
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/30	AA	400,000	478,832
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.00%, 7/1/43	AA	1,600,000	1,685,104
New Hope, Cultural Ed. Fac. Fin. Corp. Student
Hsg. Rev. Bonds, (TX A&M U.-Corpus Christi Island
Campus), Ser. A, 5.00%, 4/1/37	Ba1	1,700,000	1,774,647
Newark, Higher Ed. Fin. Corp. Rev. Bonds,
(Austin Achieve Pub. Schools, Inc.)
5.00%, 6/15/48	BB–/P	750,000	769,905
5.00%, 6/15/38	BB–/P	245,000	252,977
North TX, Edl. Fin. Co. Rev. Bonds, (Uplift Edl.), Ser. A,
5.125%, 12/1/42	BBB–	2,500,000	2,636,775
Red River, Hlth. Retirement Fac. Dev. Corp. Rev.
Bonds, (Happy Harbor Methodist Home, Inc.), Ser. A,
7.75%, 11/15/44	B–/P	830,000	970,013
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds
(Buckner Sr. Living Ventana), Ser. A,
6.625%, 11/15/37	B–/P	1,000,000	1,152,380
(Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,620,000	1,856,552
Temple, Tax Increment 144A Tax Alloc. Bonds,
(Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	BB+	3,500,000	3,810,695
TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	4,500,000	4,721,805
(NTE Mobility), 6.875%, 12/31/39	Baa2	3,350,000	3,423,667
(Segment 3C), 5.00%, 6/30/58	BBB/F	4,500,000	5,227,785
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288
Toll Lane))
5.00%, 12/31/55	Baa3	1,500,000	1,655,130
5.00%, 12/31/50	Baa3	250,000	276,618
TX State Trans. Comm. Rev. Bonds,
(State Hwy. 249 Sys.), Ser. A, zero %, 8/1/39	Baa3	1,500,000	665,040
			78,076,411
Utah (0.7%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. C, 1.46%, 5/15/36	A-1+	6,545,000	6,545,000
			6,545,000

Tax-Free High Yield Fund 41

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Virginia (2.1%)
Charles City Cnty., Econ. Dev. Auth. Solid Waste
Disp. Mandatory Put Bonds (5/2/22),
(Waste Management, Inc.), 2.40%, 8/1/27	A–	$1,625,000	$1,659,141
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.15%, 3/1/35	B/P	500,000	523,140
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB+/F	350,000	391,353
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), Ser. A, 5.00%, 1/1/42	BBB–/F	690,000	744,669
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	835,000	861,603
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3), 5.00%, 12/31/56	Baa3	3,000,000	3,397,110
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	1,500,000	1,649,685
Sussex Cnty., Indl. Dev. Auth. Solid Waste
Disp. Mandatory Put Bonds (5/2/22),
(Waste Management, Inc.), Ser. A, 2.40%, 6/1/28	A–	1,625,000	1,658,979
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	1,725,000	1,911,904
(95 Express Lanes, LLC), 5.00%, 1/1/40	BBB	4,500,000	4,789,080
VA State Small Bus. Fin. Auth. Solid Waste Disp.
Fac. 144A, FRN Mandatory Put Bonds (7/1/38),
(Covanta Holding Corp.), 5.00%, 1/1/48	B	1,000,000	1,047,300
			18,633,964
Washington (2.9%)
Kalispel Tribe of Indians Priority Dist. Rev. Bonds,
Ser. A, 5.00%, 1/1/32	BB+/P	1,000,000	1,115,420
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds,
(Delta Airlines, Inc.), 5.00%, 4/1/30	BBB–	5,700,000	6,224,571
Skagit Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds,
(Skagit Regl. Hlth. Impt.), 5.00%, 12/1/37	Baa2	2,000,000	2,250,480
WA State G.O. Bonds, Ser. D, 4.00%, 2/1/34	Aa1	5,000,000	5,320,350
WA State Hlth. Care Fac. Auth. Rev. Bonds,
(Overlake Hosp. Med. Ctr.), Ser. A, 4.00%, 7/1/37	A2	3,125,000	3,409,031
WA State Hsg. Fin. Comm. Rev. Bonds,
(Wesley Homes Lea Hill), 5.00%, 7/1/36	B/P	575,000	611,559
WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/46	BB+/P	2,025,000	2,163,753
(Presbyterian Retirement Cmnty. Northwest),
Ser. A, 5.00%, 1/1/46	BB+/F	4,000,000	4,328,760
			25,423,924

42 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (101.4%)* cont.	Rating**	Principal amount	Value
Wisconsin (2.9%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	$800,000	$871,960
(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB+	3,500,000	3,733,170
Pub. Fin. Auth. Ed. 144A Rev. Bonds,
(North Carolina Leadership Academy)
5.00%, 6/15/54	BB+/P	455,000	474,711
5.00%, 6/15/49	BB+/P	1,040,000	1,092,957
5.00%, 6/15/39	BB+/P	410,000	434,268
Pub. Fin. Auth. Edl. Fac. Rev. Bonds, (Piedmont
Cmnty. Charter School), 5.00%, 6/15/53	Baa3	1,000,000	1,118,450
Pub. Fin. Auth. Exempt Fac. Rev. Bonds, (Celanese
U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	BBB	700,000	739,830
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	850,000	944,282
5.00%, 5/1/42	BBB+	500,000	556,725
Pub. Fin. Auth. Ltd. Oblig. Pilot 144A Rev. Bonds,
(American Dream at Meadowlands), 7.00%, 12/1/50	BB/P	1,720,000	2,055,452
Pub. Fin. Auth. Retirement Communities Rev.
Bonds, (Evergreens Obligated Group), Ser. A, 5.00%,
11/15/44 ##	BBB/F	2,000,000	2,283,080
Pub. Fin. Auth. Retirement Fac. Rev. Bonds,
(Southminster, Inc.), 5.00%, 10/1/43	BB/F	1,500,000	1,652,970
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	750,000	777,330
(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	830,655
(Advocate Aurora Hlth. Oblig. Group), Ser. A,
4.00%, 8/15/36	AA	3,275,000	3,640,523
WI State Pub. Fin. Auth Sr. Living Rev. Bonds,
(Rose Villa, Inc.), Ser. A
6.00%, 11/15/49	BB–/P	1,000,000	1,090,400
5.75%, 11/15/44	BB–/P	500,000	540,545
5.50%, 11/15/34	BB–/P	1,685,000	1,805,073
WI State Pub. Fin. Auth. 144A Rev. Bonds,
(Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/38	BB/F	1,500,000	1,580,985
			26,223,366
Total municipal bonds and notes (cost $850,765,133)			$902,206,929

UNITIZED TRUST (0.1%)*	Shares	Value
CMS Liquidating Trust 144A F	400	$900,032
Total unitized trust (cost $1,206,477)		$900,032

SHORT-TERM INVESTMENTS (—%)*	Shares	Value
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.26% P	320,000	$320,000
Total short-term investments (cost $320,000)		$320,000

TOTAL INVESTMENTS
Total investments (cost $852,291,610)	$903,426,961

Tax-Free High Yield Fund 43

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2018 through July 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $889,447,229.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $18,159, or less than 0.1% of net assets.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

### When issued securities (Note 1)

At the close of the reporting period, the fund maintained liquid assets totaling $31,716,559 to cover tender option bonds and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.40%, 2.22% and 2.27%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	23.0%
Education	14.4
State debt	11.4

44 Tax-Free High Yield Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/19
		Upfront
		premium	Termina-			Unrealized
Swap counterparty/		received	tion	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
Citibank, N.A.
$33,250,000	$42,361 E	$—	7/12/25	SIFMA Municipal	1.245% —	$42,360
				Swap index —	Semiannually
				Quarterly
10,000,000	90,940 E	—	7/12/40	1.737% —	SIFMA Municipal	(90,940)
				Semiannually	Swap index —
					Quarterly
Upfront premium received		—		Unrealized appreciation		42,360
Upfront premium (paid)		—		Unrealized (depreciation)		(90,940)
Total		$—		Total		$(48,580)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/19
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$6,100,000	$17,019	$—	10/23/19	—	1.63% minus	$17,019
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
4,275,000	93,836	—	9/5/19	—	1.78% minus	93,836
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
8,560,000	206,724	—	9/4/19	—	1.79% minus	206,724
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
2,162,500	171,508	—	8/6/19	—	2.64% minus	171,508
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
2,162,500	171,270	—	8/7/19	—	2.64% minus	171,270
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity

Tax-Free High Yield Fund 45

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$2,140,000	$97,948	$—	6/2/20	$—	2.7% minus	$(97,948)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
4,275,000	194,213	—	6/4/20	—	2.71% minus	(194,213)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
4,280,000	95,230	—	9/5/19	—	2.04% minus	95,230
					Municipal Market
					Data Index AAA
					municipal yields
					15 Year rate — At
					maturity
4,800,000	30,624	—	10/22/19	—	2.345% minus	30,624
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
2,675,000	111,280	—	6/4/20	—	2.68% minus	(111,280)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		786,211
Upfront premium (paid)		—		Unrealized (depreciation)		(403,441)
Total		$—		Total		$382,770

46 Tax-Free High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$902,188,770	$18,159
Unitized trust	—	—	900,032
Short-term investments	320,000	—	—
Totals by level	$320,000	$902,188,770	$918,191

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$(48,580)	$—
Total return swap contracts	—	382,770	—
Totals by level	$—	$334,190	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 47

Statement of assets and liabilities 7/31/19

ASSETS
Investment in securities, at value (Notes 1 and 7):
Unaffiliated issuers (identified cost $852,291,610)	$903,426,961
Cash	1,975,151
Interest and other receivables	8,043,190
Receivable for shares of the fund sold	637,549
Receivable for investments sold	7,047,386
Unrealized appreciation on OTC swap contracts (Note 1)	828,571
Receivable for custodian fees	48,789
Prepaid assets	50,715
Total assets	922,058,312

LIABILITIES
Payable for investments purchased	11,121,293
Payable for purchases of delayed delivery securities (Note 1)	9,213,648
Payable for shares of the fund repurchased	1,729,579
Payable for compensation of Manager (Note 2)	354,575
Payable for investor servicing fees (Note 2)	107,052
Payable for Trustee compensation and expenses (Note 2)	374,531
Payable for administrative services (Note 2)	3,314
Payable for distribution fees (Note 2)	183,040
Distributions payable to shareholders	295,883
Payable for floating rate notes issued (Note 1)	8,260,476
Unrealized depreciation on OTC swap contracts (Note 1)	494,381
Collateral on certain derivative contracts, at value (Notes 1 and 7)	320,000
Other accrued expenses	153,311
Total liabilities	32,611,083

Net assets	$889,447,229

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$831,609,600
Total distributable earnings (Note 1)	57,837,629
Total — Representing net assets applicable to capital shares outstanding	$889,447,229

(Continued on next page)

48 Tax-Free High Yield Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($680,689,377 divided by 52,901,310 shares)	$12.87
Offering price per class A share (100/96.00 of $12.87)*	$13.41
Net asset value and offering price per class B share ($6,297,130 divided by 488,277 shares)**	$12.90
Net asset value and offering price per class C share ($49,746,825 divided by 3,856,617 shares)**	$12.90
Net asset value and redemption price per class M share ($6,429,209 divided by 499,588 shares)	$12.87
Offering price per class M share (100/96.75 of $12.87)†	$13.30
Net asset value, offering price and redemption price per class R6 share
($1,120,914 divided by 86,716 shares)	$12.93
Net asset value, offering price and redemption price per class Y share
($145,163,774 divided by 11,232,711 shares)	$12.92

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 49

Statement of operations Year ended 7/31/19

INVESTMENT INCOME
Interest income	$38,144,103
Total investment income	$38,144,103

EXPENSES
Compensation of Manager (Note 2)	4,064,297
Investor servicing fees (Note 2)	650,662
Custodian fees (Note 2)	13,679
Trustee compensation and expenses (Note 2)	38,145
Distribution fees (Note 2)	2,143,428
Administrative services (Note 2)	26,086
Interest and fees expense (Note 1)	147,793
Other	351,661
Total expenses	7,435,751
Expense reduction (Note 2)	(131,717)
Net expenses	7,304,034

Net investment income	30,840,069

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	11,482,668
Futures contracts (Note 1)	578,844
Swap contracts (Note 1)	471,876
Total net realized gain	12,533,388
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	14,276,095
Swap contracts	334,190
Total change in net unrealized appreciation	14,610,285

Net gain on investments	27,143,673

Net increase in net assets resulting from operations	$57,983,742

The accompanying notes are an integral part of these financial statements.

50 Tax-Free High Yield Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/19	Year ended 7/31/18
Operations
Net investment income	$30,840,069	$33,725,004
Net realized gain on investments	12,533,388	15,826,138
Change in net unrealized appreciation (depreciation)
of investments	14,610,285	(15,610,645)
Net increase in net assets resulting from operations	57,983,742	33,940,497
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,271,753)	(1,576,595)
Class B	(13,482)	(20,820)
Class C	(106,240)	(151,099)
Class M	(13,988)	(16,430)
Class R6	(1,977)	—
Class Y	(248,883)	(309,456)
From tax-exempt net investment income
Class A	(23,476,530)	(25,661,050)
Class B	(201,923)	(276,990)
Class C	(1,483,749)	(1,888,036)
Class M	(227,261)	(253,396)
Class R6	(29,681)	(77)
Class Y	(5,028,076)	(5,255,687)
Decrease from capital share transactions (Note 4)	(35,664,359)	(57,613,852)
Total decrease in net assets	(9,784,160)	(59,082,991)

NET ASSETS
Beginning of year	899,231,389	958,314,380
End of year (Note 1)	$889,447,229	$899,231,389

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 51

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
July 31, 2019	$12.49	.45	.40	.85	(.47)	(.47)	$12.87	6.98	$680,689	.84[d]	3.59	47
July 31, 2018	12.51	.49	(.02)	.47	(.49)	(.49)	12.49	3.81	687,025.82		3.71	39
July 31, 2017	13.01	.51	(.50)	.01	(.51)	(.51)	12.51	.15	715,286.83		3.85	32
July 31, 2016	12.39	.52	.62	1.14	(.52)	(.52)	13.01	9.37	822,429	.82[c]	4.02[c]	25
July 31, 2015	12.27	.55	.12	.67	(.55)	(.55)	12.39	5.48	765,887.80		4.28	17
Class B
July 31, 2019	$12.51	.38	.40	.78	(.39)	(.39)	$12.90	6.39	$6,297	1.46[d]	2.98	47
July 31, 2018	12.54	.41	(.03)	.38	(.41)	(.41)	12.51	3.08	7,834	1.44	3.09	39
July 31, 2017	13.04	.43	(.50)	(.07)	(.43)	(.43)	12.54	(.47)	10,206	1.45	3.22	32
July 31, 2016	12.42	.44	.62	1.06	(.44)	(.44)	13.04	8.68	12,746	1.44[c]	3.40[c]	25
July 31, 2015	12.29	.47	.13	.60	(.47)	(.47)	12.42	4.91	11,828	1.42	3.66	17
Class C
July 31, 2019	$12.52	.36	.39	.75	(.37)	(.37)	$12.90	6.15	$49,747	1.61[d]	2.83	47
July 31, 2018	12.54	.39	(.02)	.37	(.39)	(.39)	12.52	3.00	58,811	1.59	2.94	39
July 31, 2017	13.04	.41	(.50)	(.09)	(.41)	(.41)	12.54	(.62)	67,722	1.60	3.08	32
July 31, 2016	12.42	.42	.62	1.04	(.42)	(.42)	13.04	8.52	80,038	1.59[c]	3.25[c]	25
July 31, 2015	12.29	.45	.13	.58	(.45)	(.45)	12.42	4.75	66,342	1.57	3.51	17
Class M
July 31, 2019	$12.49	.42	.39	.81	(.43)	(.43)	$12.87	6.69	$6,429	1.11[d]	3.34	47
July 31, 2018	12.51	.45	(.02)	.43	(.45)	(.45)	12.49	3.53	7,204	1.09	3.44	39
July 31, 2017	13.01	.47	(.50)	(.03)	(.47)	(.47)	12.51	(.12)	7,870	1.10	3.57	32
July 31, 2016	12.39	.48	.62	1.10	(.48)	(.48)	13.01	9.08	9,295	1.09[c]	3.75[c]	25
July 31, 2015	12.27	.51	.12	.63	(.51)	(.51)	12.39	5.20	8,549	1.07	4.00	17
Class R6
July 31, 2019	$12.54	.48	.41	.89	(.50)	(.50)	$12.93	7.30	$1,121	.59[d]	3.83	47
July 31, 2018†	12.46	.10	.08	.18	(.10)	(.10)	12.54	1.41*	10	.11*	.76*	39
Class Y
July 31, 2019	$12.54	.48	.40	.88	(.50)	(.50)	$12.92	7.21	$145,164	.61[d]	3.82	47
July 31, 2018	12.56	.52	(.02)	.50	(.52)	(.52)	12.54	4.03	138,347.59		3.93	39
July 31, 2017	13.06	.53	(.50)	.03	(.53)	(.53)	12.56	.38	157,229.60		4.05	32
July 31, 2016	12.44	.54	.62	1.16	(.54)	(.54)	13.06	9.59	168,811	.59[c]	4.24[c]	25
July 31, 2015	12.31	.57	.13	.70	(.57)	(.57)	12.44	5.79	129,540.57		4.51	17

* Not annualized

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

d Includes interest and fee expense associated with borrowings which amounted to (for each class):

Percentage of average
net assets
July 31, 2019	0.02%

The accompanying notes are an integral part of these financial statements.

52 Tax-Free High Yield Fund	Tax-Free High Yield Fund 53

Notes to financial statements 7/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2018 through July 31, 2019.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Such tax-exempt investments in which the fund will invest are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from federal income tax. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

54 Tax-Free High Yield Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued, forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Tax-Free High Yield Fund 55

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, and for hedging inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a

56 Tax-Free High Yield Fund

secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $12,054,349 were held by the TOB trust and served as collateral for $8,260,476 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $112,858 for these investments based on an average interest rate of 1.71%.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Tax-Free High Yield Fund 57

These differences include temporary and/or permanent differences from the expiration of a capital loss carryover, and from market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $663,546 to increase undistributed net investment income, $12,042,937 to decrease paid-in capital and $11,379,391 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$54,624,988
Unrealized depreciation	(2,990,956)
Net unrealized appreciation	51,634,032
Undistributed ordinary income	678,744
Undistributed tax-exempt income	5,820,736
Cost for federal income tax purposes	$852,127,119

For the fiscal year ended July 31, 2018, the fund had undistributed net investment income of $6,803,525.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.471% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

58 Tax-Free High Yield Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$498,922	Class R6	395
Class B	5,196	Class Y	100,680
Class C	40,245	Total	650,662
Class M	5,224

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $131,717 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $622, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$1,517,433
Class B	1.00%	0.85%	58,470
Class C	1.00%	1.00%	532,958
Class M	1.00%	0.50%	34,567
Total			$2,143,428

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

Tax-Free High Yield Fund 59

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $36,567 and $340 from the sale of class A and class M shares, respectively, and received $1,354 and $739 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$395,610,918	$411,965,086
U.S. government securities (Long-term)	—	—
Total	$395,610,918	$411,965,086

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	5,040,318	$62,928,973	4,996,978	$62,638,681
Shares issued in connection with
reinvestment of distributions	1,697,853	21,181,874	1,829,268	22,917,761
	6,738,171	84,110,847	6,826,246	85,556,442
Shares repurchased	(8,859,227)	(110,237,424)	(8,977,818)	(112,554,194)
Net decrease	(2,121,056)	$(26,126,577)	(2,151,572)	$(26,997,752)

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	4,956	$61,949	22,941	$288,126
Shares issued in connection with
reinvestment of distributions	14,448	180,415	20,077	252,153
	19,404	242,364	43,018	540,279
Shares repurchased	(157,156)	(1,964,709)	(231,040)	(2,900,955)
Net decrease	(137,752)	$(1,722,345)	(188,022)	$(2,360,676)

60 Tax-Free High Yield Fund

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	410,593	$5,121,959	683,890	$8,592,366
Shares issued in connection with
reinvestment of distributions	85,521	1,068,214	108,685	1,365,173
	496,114	6,190,173	792,575	9,957,539
Shares repurchased	(1,337,957)	(16,709,814)	(1,494,347)	(18,732,150)
Net decrease	(841,843)	$(10,519,641)	(701,772)	$(8,774,611)

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	79,843	$984,544	27,167	$341,580
Shares issued in connection with
reinvestment of distributions	17,548	218,722	19,445	243,627
	97,391	1,203,266	46,612	585,207
Shares repurchased	(174,674)	(2,175,556)	(98,755)	(1,240,288)
Net decrease	(77,283)	$(972,290)	(52,143)	$(655,081)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 7/31/19		TO 7/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	101,333	$1,255,258	805	$10,032
Shares issued in connection with
reinvestment of distributions	2,532	31,658	6	77
	103,865	1,286,916	811	10,109
Shares repurchased	(17,958)	(226,479)	(2)	(23)
Net increase	85,907	$1,060,437	809	$10,086

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,932,763	$49,122,038	4,020,132	$50,545,451
Shares issued in connection with
reinvestment of distributions	331,254	4,153,644	319,626	4,022,172
	4,264,017	53,275,682	4,339,758	54,567,623
Shares repurchased	(4,064,116)	(50,659,625)	(5,823,521)	(73,403,441)
Net increase (decrease)	199,901	$2,616,057	(1,483,763)	$(18,835,818)

At the close of the reporting period, Putnam Investments, LLC owned 842 class R6 shares of the fund (0.970% of class R6 shares outstanding), valued at $10,887.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Tax-Free High Yield Fund 61

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30
OTC interest rate swap contracts (notional)	$10,000,000
OTC total return swap contracts (notional)	$13,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$828,571	Payables	$494,381
Total		$828,571		$494,381

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$578,844	$471,876	$1,050,720
Total	$578,844	$471,876	$1,050,720

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$334,190	$334,190
Total	$334,190	$334,190

62 Tax-Free High Yield Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Morgan Stanley & Co. International PLC	Total
Assets:
OTC Interest rate swap contracts*#	$42,360	$—	42,360
OTC Total return swap contracts*#	660,357	125,854	786,211
Total Assets	$702,717	$125,854	$828,571
Liabilities:
OTC Interest rate swap contracts*#	90,940	—	90,940
OTC Total return swap contracts*#	292,161	111,280	403,441
Total Liabilities	$383,101	$111,280	$494,381
Total Financial and Derivative Net Assets	$319,616	$14,574	$334,190
Total collateral received (pledged)†##	$319,616	$—
Net amount	$—	$14,574
Controlled collateral received (including
TBA commitments)**	$320,000	$—	$320,000
Uncontrolled collateral received	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Tax-Free High Yield Fund 63

Federal tax information (Unaudited)

The fund has designated 94.87% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

64 Tax-Free High Yield Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Tax-Free High Yield Fund 65

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

66 Tax-Free High Yield Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Tax-Free High Yield Fund 67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68 Tax-Free High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN042 317871 9/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2019	$85,464	$ —	$13,866	$ —
July 31, 2018	$84,748	$ —	$15,116	$1,261

For the fiscal years ended July 31, 2019 and July 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $560,850 and $540,778 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2019	$ —	$546,984	$ —	$ —
July 31, 2018	$ —	$524,401	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 26, 2019